SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                            25-Nov-02

Mortgage Asset Securitization Transactions Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF October 1, 2002, PROVIDING FOR THE ISSUANCE OF
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2002-NC1)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC
(Exact name of registrant as specified in its charter)

Delaware                                          333-75724-12
(State or Other                                   (Commission
Jurisdiction of                                   File Number)
Incorporation)

061204982
(I.R.S. Employer
Identification
Number)

1285 Ave of the Americas
New York, NY                                                   10019
(Address of Principal                                    (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 713-2000

Item 5.  Other Events

             On     25-Nov-02     a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
25-Nov-02       The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.              Monthly Report Information:
                See Exhibit No.1

B.              Have any deficiencies occurred?   NO.
                                  Date:
                                  Amount:

C.              Item 1: Legal Proceedings:        NONE

D.              Item 2: Changes in Securities:    NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.              Item 5: Other Information - Form 10-Q, Part II -
                Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                Exhibit No.

1. Monthly Distrib Rep dated:                              25-Nov-02

MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2002-NC1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                         11/25/02



Class                 Cusip
A-1                 61909QAA4
A-2                 61909QAB2
S                   61909QAC0
M-1                 61909QAD8
M-2                 61909QAE6
M-3                 61909QAF3
M-4                 61909QAG1
CE                      NA
P                       NA

                    Beginning
                   Certificate
Class                 Bal(1)
A-1                505,217,000.00
A-2                221,733,000.00
S                   94,000,000.00
M-1                 62,823,000.00
M-2                 48,463,000.00
M-3                 35,450,000.00
M-4                 11,667,000.00
CE                  12,115,968.78
P                          100.00


Class                  Prin
A-1                  1,615,571.87
A-2                    593,850.42
S                            0.00
M-1                          0.00
M-2                          0.00
M-3                          0.00
M-4                          0.00
CE                           0.00
P                            0.00


Class                  Int
A-1                    829,818.92
A-2                    375,837.44
S                      470,000.00
M-1                    125,803.06
M-2                    124,307.60
M-3                    104,223.00
M-4                     36,926.06
CE                   3,897,243.09
P                       23,399.22


Class                 Losses
A-1                          0.00
A-2                          0.00
S                            0.00
M-1                          0.00
M-2                          0.00
M-3                          0.00
M-4                          0.00
CE                           0.00
P                            0.00


                      Ending
                   Certificate
Class                  Bal
A-1                503,601,428.13
A-2                221,139,149.58
S                   94,000,000.00
M-1                 62,823,000.00
M-2                 48,463,000.00
M-3                 35,450,000.00
M-4                 11,667,000.00
CE                  12,115,968.78
P                          100.00


AMOUNTS PER $1,000 UNIT

Class                  Prin
A-1                      3.197778
A-2                      2.678223
S                        0.000000
M-1                      0.000000
M-2                      0.000000
M-3                      0.000000
M-4                      0.000000
CE                       0.000000
P                        0.000000

Class                  Int
A-1                      1.642500
A-2                      1.695000
S                        5.000000
M-1                      2.002500
M-2                      2.565000
M-3                      2.940000
M-4                      3.165000
CE                     321.661698
P                   233992.200000

Class                 Total
A-1                       4.84028
A-2                       4.37322
S                         5.00000
M-1                       2.00250
M-2                       2.56500
M-3                       2.94000
M-4                       3.16500
CE                      321.66170
P                    233992.20000

                      Ending
                   Certificate
Class                  Bal
A-1                    996.802222
A-2                    997.321777
S                     1000.000000
M-1                   1000.000000
M-2                   1000.000000
M-3                   1000.000000
M-4                   1000.000000
CE                    1000.000000
P                     1000.000000

Class                 Losses
A-1                      0.000000
A-2                      0.000000
S                        0.000000
M-1                      0.000000
M-2                      0.000000
M-3                      0.000000
M-4                      0.000000
CE                       0.000000
P                        0.000000

                     Current
                   Pass-Through
Class                Int Rate
A-1                       2.19000%
A-2                       2.26000%
S                         6.00000%
M-1                       2.67000%
M-2                       3.42000%
M-3                       3.92000%
M-4                       4.22000%
CE                        5.21098%
P                         0.00000%

Section 4.02 (ii),(xv)
INTEREST

                Interest          Unpaid
                Distribution      Interest
Class           Amount            Amount
A-1                      829,818.9                       -
A-2                      375,837.4                       -
S                        470,000.0                       -
M-1                      125,803.0                       -
M-2                      124,307.6                       -
M-3                      104,223.0                       -
M-4                        36,926.                       -
CE                    3,897,243.09                       -
P                          23,399. NA
TOTAL                 5,987,558.39                       -

                Reduction from the Allocation of:
                                  Prepayment
                Realized          Interest
Class           Losses            Shortfalls
A-1                                                      -
A-2                                                      -
S                                                        -
M-1                                                      -
M-2                                                      -
M-3                                                      -
M-4                                                      -
CE                                                       -
P                                                        -
TOTAL                                                    -

                Relief Act
                Interest
Class           Shortfalls
A-1                                       -
A-2                                       -
S                                         -
M-1                                       -
M-2                                       -
M-3                                       -
M-4                                       -
CE                                        -
P                                         -
TOTAL                                     -

Section 4.02 (xvi), (xvii)
PPIS & RAIS
Prepayment Interest Shortfalls not
covered by the servicer pursuant to Section 3.24                              -

Relief Act Interest Shortfalls                                                -

Section 4.06 (xviii)
Overcollateralization Amount                           12,115,968.78
Overcollateralization Release Amount                                          -
Overcollateralization Deficiency                                              -
Overcollateralization Target Amount                    12,115,968.78
Monthly Excess Cashflow                                  3,897,243.09

Credit Enhancement Percentage                                19.047%

Section 4.02 (v),(vi)
POOL
Stated Principal Balance of Mortgage Loans           895,259,646.49
Number of Mortgage Loans                                        6092

Section 4.02 (vi)
WAC & WAM
Weighted Average Remaining Term to Maturity                      352
Weighted Average Mortgage Interest Rate                      8.4846%

Section 4.02 (iv)
P&I ADVANCES
Aggregate Advances for the Collection Period                 429,864.33

Section 4.02 (vii)
DELINQUENCIES
                                                   Unpaid Principal
                                   Number          Balance
30-59 days delinquent                           41       6,117,847.62
60-89 days delinquent                            0                            -
90 or more days delinquent                       0                            -
Foreclosures                                     2           258,126.58
Bankruptcies                                     4           460,318.10
                                   Stated Principal
                                   Balance
30-59 days delinquent                6,108,185.87
60-89 days delinquent                                    -
90 or more days delinquent                               -
Foreclosures                            257,591.15
Bankruptcies                            460,231.52

Section 4.02 (v),(ix)
REO
Number of REO Loans                                                           -
Stated Principal Balance of REO Properties                                    -
Total Book Value of REO Properties:                                           -

Section 4.02 (viii)
REO             Unpaid Principal
Loan Number     Balance
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0

Stated Principal
Balance         Loan Number
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0

Unpaid PrincipalStated Principal
Balance         Balance
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0
0               0

Section 4.06 (xxii)
Stepdown Date Occurrence                          NO
Trigger Event Occurrence                          NO
Realized Loss as a Percentage of the Original Pool          0.00000%

Section 4.02 (iii),(xii)
FEES

Trustee Fee                                                      7,478.91
Servicing Fee                                                373,945.16
Extraordinary Trust Fund Expenses                                             -

Section 4.02 (x),(xi)
AVAILABLE FUNDS

Principal:                                                                    -
     Scheduled Principal                                     618,623.05
     Principal Prepayments (includes curtailments)       1,590,799.24
     Liquidation Proceeds                                                     -
Total Principal                                          2,209,422.29

Net Interest (net of servicing & trustee fee)            5,964,159.17

Available Funds (total principal plus net interest       8,173,581.46

Section 4.02 (x),(xi)
PREPAYMENT
PENALTIES

Prepayment Penalties                                           23,399.22

Section 4.02 (xi)
LOSSES

Current Loss                                                                  -
Aggregate Realized Losses                                                     -

Section 4.06 (xxi)
Liquidation Report

Loan #          Balance           Loss Amt        Loss Severity
0               0                 0               0
0               0                 0               0
0               0                 0               0
0               0                 0               0
0               0                 0               0
0               0                 0               0

Loan #          Balance           Loss Amt        Loss Severity
0               0                 0               0
0               0                 0               0
0               0                 0               0
0               0                 0               0
0               0                 0               0
0               0                 0               0

Section 4.02 (xxi)
Aggregate Loss Severity Percentage                           0.0000%

Section 4.02 (xxiv)
Net WAC Rate Carryover Amount

                Net WAC Rate      Amounts
Class           Carryover Amount  Unpaid
A-1                                                      -
A-2                                                      -
S                                                        -
M-1                                                      -
M-2                                                      -
M-3                                                      -
M-4                                                      -

Section 4.02 (xiv)
FACTORS

                Factor
A-1                       0.996802
A-2                       0.997322
S                         1.000000
M-1                       1.000000
M-2                       1.000000
M-3                       1.000000
M-4                       1.000000
CE                        0.997538


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC


                By: /s/ Eve Kaplan
                Name:  Eve Kaplan
                Title: Vice President
                U.S. Bank National Association

Dated:                  11/25/2002